UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 06190 )

Exact name of registrant as specified in charter: Putnam International Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: June 30, 2007

Date of reporting period: July 1, 2006— December 31, 2006

Item 1. Report

Putnam International Equity Fund

12|31|06

Semiannual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
International
Equity Fund

12| 31| 06
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	30
Financial statements	31
Brokerage commissions	60

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder

Although the global economy continues to move forward, it has become apparent over the past few months that certain sectors of the U.S. economy may have slowed somewhat. We consequently consider slower job growth and perhaps a rise in the unemployment rate as possible developments for 2007. On the other hand, since the Federal Reserve (the Fed) stopped raising interest rates, stock prices have moved higher, bond yields have remained relatively low, and the weaker dollar appears to be making U.S. exports more competitive. With the benefit of this financial cushion, we believe 2007 may hold the potential for a renewed economic expansion.

As you may have heard, Putnam has announced that it will be acquired by a subsidiary of Power Financial Corporation, one of Canada’s largest financial services firms. The transaction is expected to close by the middle of the year. Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and recommend approval of the transaction by Putnam’s fund shareholders. Proxy statements soliciting your approval of new management contracts for the funds will be mailed in the coming weeks. We believe the transaction is good for investors because it will provide for stability and continuity in Putnam’s investment approach and in the management team’s focus on performance. We will also continue in our role of overseeing the Putnam funds on your behalf.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the

Boston Options Exchange and currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended December 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam International Equity Fund: the benefits

of investing in international stock markets

As a shareholder of Putnam International Equity Fund, you are positioning your money to benefit from investment opportunities outside the United States. Although international investing involves additional risks, the fund lets you take advantage of the capital appreciation potential of a broad range of leading companies in international markets.

In many cases, international companies are the top competitors in global industries. If you look at the products or services you use every day — from cars to cellular telephones to household products — you are likely to find many items made by international companies.

While investing in different currencies and economic systems can add risk, it may help you manage an important financial risk — the possibility of a slump in the U.S. economy —and gives you a chance to keep building wealth even if U.S. stocks struggle.

That’s because international economies regularly follow a different business cycle than the United States and have different monetary policies. In many regions, especially Asia and Latin America, economies are growing much faster than the U.S. economy and appear likely to continue this growth at an accelerated pace. And, when you invest internationally, you can benefit when foreign currencies strengthen against the U.S. dollar.

Since 1991, Putnam International Equity Fund has sought to invest in leading companies in international markets. The fund’s management team analyzes stocks, as well as industry sectors and global market conditions, by relying on Putnam’s proprietary research capabilities. In addition to the United States, analysts and other team members are based in London and Tokyo for better access to information about international companies.

Using Putnam’s blend strategy, the team has the flexibility to select a broad range of stocks it believes are priced below their true worth. The portfolio’s diversification may help keep the fund competitive given the risks of changing market conditions and political developments in international markets. The fund can invest in developed economies such as Europe, Japan, Canada, and Australia, as well as in the emerging markets of the world. For 15 years, the fund has helped investors benefit from diversification and economic growth generated outside the United States.

Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. While diversification can help protect your returns from excessive volatility, it cannot protect against market losses.

A rising equity culture
fuels the growth of
international markets.

Many analysts believe that as equity markets expand an “equity culture” forms. In an equity culture, people accept the risk of owning stocks in exchange for the opportunity to earn long-term financial rewards. Signs of a flourishing equity culture include the creation of new markets and investor-friendly regulations.

New markets for equity investing were established as communist economies transitioned to capitalism. In 1989, for example, Slovenia established a stock exchange, and was followed by several other nations, including Hungary, China, and, in 2000, Vietnam.

Investor-friendly regulations help to give investors a sound legal footing. Examples include South Korea’s measures requiring companies to respect minority-shareholder rights, grant real power to independent directors, and open up to foreign ownership.

Many changes in the world economy have added to
the investment potential of international companies since
Putnam International Equity Fund launched in 1991.

Putnam International Equity Fund seeks capital appreciation by investing primarily in common stocks of companies outside the United States. Without a predetermined bias toward growth or value stocks, the fund targets large and midsize companies priced below what we believe they are worth. It may be suitable for investors seeking capital appreciation who are willing to accept the risks of investing in international markets.

Highlights

• Putnam International Equity Fund class A shares, without sales charges, returned 16.23% for the six months ended December 31, 2006.

• The fund’s benchmark, the MSCI EAFE Index, returned 14.69% in U.S. dollar terms during the period.

• The fund’s peer group, the Lipper International Large-Cap Core Funds category, had an average return of 14.06% during the period.

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 12/31/06

Since the fund’s inception (2/28/91), average annual return is 11.42% at NAV and 11.04% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP
10 years	11.35%	10.76%	193.15%	177.79%

5 years	12.27	11.06	78.35	68.97

3 years	18.82	16.71	67.74	58.98

1 year	28.20	21.46	28.20	21.46

6 months	—	—	16.23	10.12

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

Report from the fund managers

The period in review

Putnam International Equity Fund finished the first half of its 2007 fiscal year with impressive results. Based on returns at net asset value (NAV, or without sales charges), the fund outperformed both its benchmark index and the average for its Lipper peer group. Successful stock selection across a wide range of sectors was the key to the fund’s strength, but our portfolio positioning with regard to countries and currencies also played a significant part in these results. Holdings in the health-care, technology, and financial sectors made the largest contribution to performance. Country allocation results benefited from an underweight position in the United Kingdom, relative to the benchmark, and from overweights to several emerging markets, Switzerland, and Ireland.

Market overview

International markets continued to outpace U.S. stocks in the second half of the 2006 calendar year. Global economic growth and monetary policy encouraged merger-and-acquisition (M&A) activity that reached record high levels in several markets. Private equity funds also played a key role in international markets by financing management-led buyouts or through direct acquisitions. This trend drove prices higher as investors sought to anticipate which companies might be the next targets and bid up their prices.

In terms of sector performance, all sectors in the fund’s benchmark delivered positive results for the second half of 2006. However, after months of market leadership, the energy sector lagged as crude oil prices dropped by almost one-third and integrated oil companies underperformed. A relatively light hurricane season and a mild start to the winter have led to higher inventories of oil, further contributing to price weakness in this sector over the past few months. Regionally, emerging markets rallied strongest in the period and shook off concerns over rising inflation and interest rates in the United States. European markets also posted strong gains even though the European Central Bank raised interest rates three times during the period. Both consumer and business confidence demonstrated unexpected resilience, contributing to a more optimistic outlook for company earnings.

Strategy overview

The foundation of our management approach is careful stock selection. We work to identify stocks of large and mid-size international companies that we consider mispriced by the market. Typically, these are companies that, based on their forecast future cash flows, lead us to believe they are worth more than their current stock prices indicate. The fund’s “blend” investment style gives us the flexibility to invest in a wide range of companies without a bias toward either growth or value stocks. For example, we may target companies that are growing rapidly and seem to have the potential to continue growing, as well as out-of-favor companies undergoing changes that may improve their earnings and growth potential. Our investment process integrates fundamental and quantitative analysis, enabling us to evaluate the merits and prospects of each company while comparing it rigorously to a wide array of other companies. This combined analysis has proven effective in identifying mispriced stocks.

During the period, our stock selection decisions resulted in several underweights and overweights at the sector level relative to the benchmark. The portfolio had sector underweights to health care, basic materials, and financials, and overweights to communications services,

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 12/31/06.

Equities

MSCI EAFE Index (international stocks)	14.69%

MSCI Pacific Index (Asian and Australian stocks)	8.38%

MSCI Emerging Markets Free Index (emerging-market stocks)	23.53%

S&P 500 Index (broad stock market)	12.74%

Bonds

Lehman Aggregate Bond Index (broad bond market)	5.09%

Lehman Government Bond Index (U.S. Treasury and agency securities)	4.41%

JPMorgan Global High Yield Index (global high-yield corporate bonds)	8.12%

Citigroup World Government Bond Index (global government bonds)	3.28%

consumer cyclicals, and energy. By country, the notable differences from the benchmark included overweights to Switzerland and Japan and an underweight to the United Kingdom and Australia.

Your fund’s holdings

Although stock selection decisions in most sectors contributed positively to results, holdings from the health-care sector had the most beneficial impact. Nobel Biocare of Switzerland, which makes dental bridges and implants, saw sharp gains in the latter half of the period as concerns eased over earlier reports that its new line of implants might be contributing to bone loss. A report released in Sweden approved the sale of these implants and the market reacted positively. Serono was another positive contributor. This Swiss pharmaceutical and biotechnology company has developed treatments for a variety of diseases. The stock rallied sharply on news of a bid in September by German pharmaceutical company Merck (not to be confused with the U.S. company of the same name), and we took the opportunity to sell the position at a profit. We continued to monitor the company as the merger was completed and, favoring the prospects of the new entity, we initiated a position in it after the end of the semiannual period. Fund holdings such as these outperformed the more defensive large-cap stocks in the sector, further contributing to the fund’s relative performance.

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the last six months.

Weightings are shown as a percentage of net assets. Holdings will vary over time.

Stock selection within the financial sector also contributed positively to results, with Swiss holdings Credit Suisse Group and Zurich Financial among the top performers. In Japan, stocks of large banks, such as Mizuho Financial Group, dampened results because the Bank of Japan left interest rates unchanged over the period. An interest-rate increase would have allowed banks to charge more to borrowers and could have contributed to higher profits.

Communications services stocks were an area of strength for the fund. Fund holding China Netcom of Hong Kong rose sharply in the latter part of 2006, reflecting expectations that the Chinese government would award the company a mobile license in the first half of 2007. Royal KPN of the Netherlands also rose amid continued strong performance and rumors of further consolidation in the industry. The fund also benefited from the strength of its technology holdings. One of the top performers was Business Objects, of France, a business applications software company, which gained in value after a strong earnings report and speculation of a possible bid for the company. We sold the stock during the period when it reached what we considered full valuation.

The utilities sector was the strongest sector in both the index and the fund’s portfolio. Your fund’s ownership of two stocks that were the subject of bids enabled its holdings in this area to

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 12/31/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Country	Industry
Roche Holding (2.5%)	Switzerland	Pharmaceuticals

BP (2.4%)	United Kingdom	Oil and gas

Credit Suisse Group (2.4%)	Switzerland	Investment banking/brokerage

Total (2.3%)	France	Oil and gas

Allianz (2.3%)	Germany	Insurance

Banco Bilbao Vizcaya Argentaria (2.2%)	Spain	Banking

Societe Generale (2.1%)	France	Banking

BASF (2.0%)	Germany	Chemicals

ING Groep (1.9%)	Netherlands	Insurance

BHP Billiton (1.9%)	United Kingdom	Metals

outperform the benchmark. The stock of Iberdrola, a Spanish power company, rose when the market anticipated it might be the object of a takeover bid. Subsequently, a Spanish construction firm took a sizeable stake in the stock. Scottish Power of the United Kingdom, another utilities stock held in the portfolio, gained when Iberdrola itself made a successful bid for the company. The appreciation of Scottish Power offset a subsequent decline in the Iberdrola position, when the market feared Iberdrola was paying too much for the acquisition while questioning whether Iberdrola should still be considered a takeover target itself.

Easing prices for energy and basic materials during the period had an adverse impact on holdings such as Rio Tinto of the United Kingdom, one of the world’s largest mining companies, and Norsk Hydro, an energy company based in Norway. We still believe both companies are well run and that the long-term outlook for energy and materials prices is attractive. Both holdings remained in the portfolio as of the end of the period.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Our outlook for the second half of the fund’s fiscal year is relatively optimistic because we believe the key trends that have been propelling international stock markets appear sustainable. Many companies are generating solid profits, then using these profits wisely to reward shareholders. Demand for stocks has remained strong because of brisk M&A activity and takeovers launched by private equity and industry investors. Meanwhile, economic growth and moderate interest rates continue to provide a favorable background for investors.

In terms of sectors and countries, the portfolio remains broadly diversified. Relative to the benchmark, it has an underweight to the United Kingdom, despite its increased weighting at period-end compared with the start of the period, and an overweight to Germany. In our stock selection approach, we prefer companies that are achieving growth through market-share gains or profit-margin improvements over companies that rely on low interest rates to generate profits. We consider the former group better positioned in the event that the costs of capital, labor, and energy should become more expensive. We believe the markets may be underestimating the potential for inflation to feed through to final product prices. Should inflation increase more than expected, we think that our emphasis on this type of stock can contribute favorably to fund performance.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Your fund’s performance

This section shows your fund’s performance for periods ended December 31, 2006, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 12/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/28/91)		(6/1/94)		(7/26/99)		(12/1/94)		(1/21/03)	(7/12/96)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.42%	11.04%	10.56%	10.56%	10.60%	10.60%	10.86%	10.62%	11.15%	11.62%

10 years	193.15	177.79	172.04	172.04	172.17	172.17	178.93	169.92	186.07	200.38
Annual average	11.35	10.76	10.53	10.53	10.53	10.53	10.80	10.44	11.08	11.63

5 years	78.35	68.97	71.80	69.80	71.89	71.89	74.04	68.36	76.27	80.67
Annual average	12.27	11.06	11.43	11.17	11.44	11.44	11.72	10.98	12.00	12.56

3 years	67.74	58.98	63.98	60.98	64.03	64.03	65.27	59.94	66.49	69.02
Annual average	18.82	16.71	17.92	17.20	17.93	17.93	18.23	16.95	18.52	19.12

1 year	28.20	21.46	27.25	22.25	27.23	26.23	27.58	23.41	27.87	28.54

6 months	16.23	10.12	15.82	10.82	15.79	14.79	15.97	12.21	16.12	16.41

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns

For periods ended 12/31/06

		Lipper International
		Large-Cap Core Funds
	MSCI EAFE Index	category average*

Annual average
(life of fund)	7.30%	8.66%

10 years	110.09	104.75
Annual average	7.71	7.23

5 years	100.94	79.15
Annual average	14.98	12.31

3 years	72.48	64.91
Annual average	19.93	18.11

1 year	26.34	24.28

6 months	14.69	14.06

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 12/31/06 , there were 212, 203, 193, 164, and 74 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 12/31/06

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.700		$0.437	$0.466	$0.540		$0.662	$0.775

Capital gains

Long-term	1.268		1.268	1.268	1.268		1.268	1.268

Short-term	0.195		0.195	0.195	0.195		0.195	0.195

Total	$2.163		$1.900	$1.929	$2.003		$2.125	$2.238

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
6/30/06	$28.82	$30.42	$27.71	$28.25	$28.35	$29.30	$28.61	$29.03

12/31/06	31.32	33.06	30.18	30.77	30.86	31.90	31.08	31.54

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International Equity Fund from July 1, 2006, to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.81	$ 10.88	$ 10.88	$ 9.53	$ 8.17	$ 5.45

Ending value (after expenses)	$1,162.30	$1,158.20	$1,157.90	$1,159.70	$1,161.20	$1,164.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2006, use the calculation method below. To find the value of your investment on July 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 07/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.36	$ 10.16	$ 10.16	$ 8.89	$ 7.63	$ 5.09

Ending value (after expenses)	$1,018.90	$1,015.12	$1,015.12	$1,016.38	$1,017.64	$1,020.16

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Average annualized expense
ratio for Lipper peer group*	1.54%	2.29%	2.29%	2.04%	1.79%	1.29%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam International
Equity Fund	83%	75%	69%	53%*	42%

Lipper International Large-Cap
Core Funds category average	62%	60%	75%	81%	78%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on June 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

* Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2006. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam International Core Team. Joshua Byrne and Simon Davis are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam International Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of December 31, 2006, and December 31, 2005.

Trustee and Putnam employee fund ownership

As of December 31, 2006, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$1,608,000	$100,000,000

Putnam employees	$23,910,000	$438,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $4,000,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officers of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders

Joshua Byrne is also a Portfolio Leader of Putnam Europe Equity Fund.

Simon Davis is also a Portfolio Member of Putnam Europe Equity Fund.

Joshua Byrne and Simon Davis may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended December 31, 2006, Portfolio Member Mark Pollard left your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of December 31, 2006, and December 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001–	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006							•

Chief of Operations	2005						•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	2006							•

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 12/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index of equity securities from emerging markets available to non-U.S. investors.

Morgan Stanley Capital International (MSCI) Pacific Index is an unmanaged index of equity securities from Australia and developed countries in Asia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2006. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.)

This approval was based on the following conclusions:

•That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

•That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 8th percentile in management fees and in the 1st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Large-Cap Core Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

57th	68th	51st

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 211, 194, and 150 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Large-Cap Core Funds category for the one-, five- and ten-year periods ended December 31, 2006 , were 10%, 54%, and 8%, respectively. Over the one-, five- and ten-year periods ended December 31, 2006, the fund ranked 20th out of 203, 88th out of 164, and 6th out of 74 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of the sub-advisory contract among Putnam
Management, Putnam Investments Limited and The Putnam
Advisory Company, LLC for the fund

In July 2006, the Trustees approved a sub-advisory contract among Putnam Management, PIL and The Putnam Advisory Company, LLC (“PAC”) for the fund. The Contract Committee reviewed information provided by Putnam Management and, upon completion of this review, recommended, and the Independent Trustees approved, the fund’s sub-advisory contract with PAC, effective July 14, 2006.

The Trustees considered numerous factors they believe to be relevant in approving the fund’s sub-advisory contract with PAC, including Putnam Management’s belief that the interest of shareholders would be best served by using Putnam’s Tokyo investment professionals who are employed by PAC to provide investment recommendations for certain equity sleeves of the fund that are currently managed by Putnam Management or PIL and PAC’s expertise with respect to Asian markets. The Trustees also considered that Japanese securities laws require a sub-advisory relationship among Putnam Management, PIL and PAC in order for Putnam’s Tokyo investment professionals to provide investment recommendations for the fund. The Trustees noted that Putnam Management or PIL, and not the fund, would pay the sub-advisory fee to PAC for its services and that the sub-advisory contract with PAC will not reduce the nature, quality or overall level of service provided to the fund.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 12/31/06 (Unaudited)

COMMON STOCKS (99.0%)*

	Shares	Value

Australia (1.2%)
AMP, Ltd.	315,103	$2,506,968
BHP Billiton, Ltd. (S)	430,785	8,567,419
Macquarie Airports	2,630,173	7,481,292
Macquarie Bank, Ltd.	756,556	46,962,238
Macquarie CountryWide Trust	861,086	1,434,084
Macquarie Infrastructure Group	244,017	665,361
National Australia Bank, Ltd.	279,401	8,893,292
QBE Insurance Group, Ltd.	197,825	4,513,994
Telstra Corp., Ltd.	168,788	551,988
Westpac Banking Corp.	109,119	2,081,247
Woolworths, Ltd.	133,062	2,503,877
		86,161,760

Belgium (2.8%)
Belgacom SA	28,937	1,271,385
Delhaize Group	835,889	69,618,679
InBev NV	1,153,132	75,979,050
Mobistar SA	590,813	50,389,812
		197,258,926

Brazil (1.2%)
Companhia de Bebidas das Americas (AmBev) ADR	14,900	727,120
Companhia Vale do Rio Doce (CVRD) ADR	58,693	1,745,530
Perdigao SA	56,800	797,968
Petroleo Brasileiro SA ADR	753,445	77,597,301
Unibanco-Uniao de Bancos Brasileiros SA ADR	7,847	729,457
Usinas Siderurgicas de Minas Gerais (Usiminas) (Preference)	18,178	685,721
		82,283,097

Canada (0.4%)
Agnico-Eagle Mines, Ltd.	15,300	631,785
Astral Media, Inc.	13,400	459,438
Bank of Montreal	24,817	1,470,353
Bank of Nova Scotia	7,900	353,417
Barrick Gold Corp.	15,054	463,409
CAE, Inc.	39,300	362,764
Canadian Imperial Bank of Commerce	18,034	1,522,190
Canadian National Railway Co.	31,556	1,356,697
Canadian Pacific Railway, Ltd.	4,500	237,249
Cognos, Inc. †	9,400	399,940
EnCana Corp.	13,800	635,848
Finning International, Inc.	3,000	123,107
Fortis, Inc.	31,100	794,991
Goldcorp, Inc.	16,500	469,101
Husky Energy, Inc.	15,501	1,038,724

COMMON STOCKS (99.0%)* continued

	Shares	Value

Canada continued
Imperial Oil, Ltd.	25,527	$940,988
ING Canada, Inc.	10,174	457,944
IPSCO, Inc.	9,088	855,112
Manulife Financial Corp.	34,187	1,155,125
Methanex Corp.	31,894	873,621
National Bank of Canada	17,942	1,014,341
Nexen, Inc.	4,147	228,608
Petro-Canada	28,466	1,167,140
Research in Motion, Ltd. †	2,572	329,064
Royal Bank of Canada	25,856	1,232,190
Suncor Energy, Inc.	5,379	423,955
Talisman Energy, Inc.	73,678	1,252,640
Teck Cominco, Ltd. Class B	42,783	3,229,114
Telus Corp.	14,611	652,765
TransCanada Corp.	36,207	1,262,550
		25,394,170

China (0.4%)
Air China, Ltd.	1,358,000	731,434
Bank of Communications Co., Ltd. Class H	598,000	726,383
China Coal Energy Co. 144A Class H †	664,000	431,119
China Merchants Bank Co., Ltd. Class H †	337,500	712,909
China Petroleum & Chemical Corp.	23,068,000	21,366,470
China Shenhua Energy Co., Ltd.	1,237,500	2,965,706
Dongfeng Motor Group Co., Ltd. Class H †	1,230,000	596,685
		27,530,706

Cyprus (—%)
Mirland Development Corp. PLC 144A †	61,752	598,629

Denmark (—%)
Genmab A/S †	7,125	479,243

Egypt (—%)
Telecom Egypt	368,986	920,884

Finland (0.7%)
Nokia OYJ	2,424,768	49,297,440

France (9.8%)
Air Liquide	15,758	3,731,602
Alstom †	12,194	1,651,501
Axa SA	2,120,785	85,485,240
EDF Energies Nouvelles SA †	42,414	2,244,937
EDF Energies Nouvelles SA 144A †	420	22,230
France Telecom SA	2,925,684	80,544,341
France Telecom SA 144A	147,848	4,070,269
Pernod-Ricard SA	14,383	3,292,863
Peugeot SA	342,582	22,618,767
Pinault-Printemps-Redoute SA	15,465	2,309,132

COMMON STOCKS (99.0%)* continued

	Shares	Value

France continued
Renault SA	620,619	$74,483,535
Sanofi-Synthelabo SA	33,363	3,071,131
Schneider Electric SA	660,954	73,079,383
Societe Generale	846,584	143,187,228
Total SA	2,232,852	160,954,461
Vallourec SA	4,010	1,157,730
Veolia Environnement	201,514	15,527,057
		677,431,407

Germany (9.3%)
Adidas-Salomon AG	2,000,272	99,824,858
Allianz SE	780,644	159,544,819
BASF AG	1,394,796	136,147,668
Bayerische Motoren Werke (BMW) AG	488,554	28,012,748
Deutsche Bank AG	485,066	64,971,956
Henkel KGaA	35,709	4,626,212
Henkel KGaA (Preference)	295,435	43,496,881
MTU Aero Engines Holding AG	84,116	3,951,031
RWE AG	492,749	54,238,914
Salzgitter AG	232,556	30,586,847
SAP AG	50,984	2,712,236
Schwarz Pharma AG	16,300	2,047,078
Siemens AG	51,064	5,091,188
ThyssenKrupp AG	176,562	8,324,763
		643,577,199

Greece (2.2%)
EFG Eurobank Ergasias SA	1,277,357	46,166,055
Hellenic Telecommunication Organization (OTE) SA †	1,718,727	51,373,460
Hellenic Telecommunication Organization (OTE) SA 144A †	18,500	552,973
National Bank of Greece SA	1,131,935	51,971,808
Postal Savings Bank †	136,652	3,219,917
Postal Savings Bank 144A †	10,563	248,895
		153,533,108

Hong Kong (1.8%)
BOC Hong Kong Holdings, Ltd.	22,436,000	60,569,147
Champion Real Estate Investment Trust † (R)	1,646,000	795,378
Cheung Kong Infrastructure Holdings, Ltd.	207,000	640,473
China Netcom Group Corp., Ltd.	13,894,500	37,223,655
Esprit Holdings, Ltd.	273,500	3,036,416
Great Eagle Holdings, Ltd.	6,244,000	17,887,940
Hong Kong Exchanges and Clearing, Ltd.	503,000	5,488,337
Hopson Development Holdings, Ltd.	280,000	789,624
Hutchinson Telecommunications International, Ltd. †	89,000	226,718
		126,657,688

Hungary (0.4%)
MOL Magyar Olaj-es Gazipari Rt.	226,811	25,585,430

COMMON STOCKS (99.0%)* continued

	Shares	Value

India (—%)
IVRCL Infrastructures & Projects, Ltd.	59,400	$514,645

Indonesia (—%)
PT Telekomunikasi	672,500	755,618

Ireland (1.8%)
Bank of Ireland PLC	2,765,632	63,689,254
CRH PLC	1,457,269	60,432,244
Experian Group, Ltd.	54,250	635,627
		124,757,125

Israel (0.1%)
Bank Hapoalim BM	203,988	955,919
ECI Telecom, Ltd. †	54,200	469,372
Teva Pharmaceutical Industries, Ltd. ADR	60,230	1,871,948
		3,297,239

Italy (0.4%)
Enel SpA	431,172	4,437,923
Fastweb	13,293	756,403
Parmalat SpA †	276,434	1,187,622
Piaggio & C. SpA †	983,476	4,079,296
Piaggio & C. SpA 144A †	62,400	258,825
Saipem SpA	229,262	5,966,595
Saras SpA †	106,603	568,760
UniCredito Italiano SpA	864,137	7,550,780
		24,806,204

Japan (23.9%)
Aeon Co., Ltd.	1,206,400	25,973,127
Aeon Co., Ltd. 144A †	85,000	1,830,003
Asahi Glass Co., Ltd.	68,000	817,970
Asahi Kasei Corp.	5,034,000	32,992,503
Astellas Pharma, Inc.	1,356,400	61,765,143
Bank of Yokohama, Ltd. (The)	132,000	1,035,078
Canon, Inc.	651,692	36,902,567
Chiyoda Corp.	1,233,000	24,173,741
Chubu Electric Power, Inc.	45,200	1,349,801
Credit Saison Co., Ltd.	720,500	24,676,307
Dai Nippon Printing Co., Ltd.	2,425,000	37,488,964
Daiichi Sankyo Co., Ltd.	2,464,000	77,008,625
Daito Trust Construction Co., Ltd.	1,276,700	58,400,430
Dowa Mining Co., Ltd.	524,000	4,468,039
Dowa Mining Co., Ltd. (Rights) (F) †	350,000	2,940
East Japan Railway Co.	12,344	82,308,327
Electric Power Development Co.	9,120	401,915
Fanuc, Ltd.	6,600	647,131
Fuji Pharma Co., Ltd.	41,000	474,010
Fuji Photo Film Cos., Ltd.	684,900	28,263,790
Fuji Television Network, Inc.	1,070	2,446,648

COMMON STOCKS (99.0%)* continued

	Shares	Value

Japan continued
Glory, Ltd.	9,500	$166,913
Honda Motor Co., Ltd.	44,000	1,740,364
Hoya Corp.	220,100	8,591,273
Japan Tobacco, Inc.	15,931	76,839,604
JSR Corp.	76,100	1,971,805
Kansai Electric Power, Inc.	60,500	1,632,420
KDDI Corp.	161	1,092,570
Komatsu, Ltd.	2,988,900	60,194,203
Konica Corp.	1,763,500	24,910,282
Kose Corp.	15,000	452,830
Kubota Corp.	351,000	3,263,669
Lawson, Inc.	1,045,800	37,455,882
Matsushita Electric Industrial Co., Ltd.	5,749,000	115,603,229
Mitsubishi Corp.	3,772,300	70,785,368
Mitsubishi Heavy Industries, Ltd.	185,000	842,073
Mitsubishi UFJ Financial Group, Inc.	1,009	12,552,004
Mitsui & Co., Ltd.	161,000	2,395,992
Mitsui Fudosan Co., Ltd.	1,379,000	33,721,606
Mitsui O.S.K Lines, Ltd.	2,364,100	23,348,108
Mizuho Financial Group, Inc.	14,934	106,798,218
NET One Systems Co., Ltd.	1,867	2,455,989
Nippon Steel Corp.	888,000	5,108,140
Nippon Telegraph & Telephone (NTT) Corp.	286	1,413,070
Nissan Motor Co., Ltd.	8,919,200	108,329,349
Nomura Securities Co., Ltd.	247,100	4,674,329
NSK, Ltd.	365,000	3,592,702
NTT DoCoMo, Inc.	1,205	1,905,446
Obayashi Corp.	97,000	629,842
Omron Corp.	1,477,700	42,029,969
Ono Pharmaceutical Co., Ltd.	634,500	33,444,397
Onward Kashiyama Co., Ltd.	66,000	842,681
ORIX Corp.	236,060	68,483,827
Osaka Gas Co., Ltd.	8,938,000	33,353,460
Rohm Co., Ltd.	296,400	29,463,791
Sankyo Co., Ltd.	660,700	36,614,568
Shimizu Corp.	4,855,000	24,301,475
SMC Corp.	6,700	943,307
So-net M3, Inc. † (S)	617	1,979,069
Sony Corp.	32,600	1,397,294
Sumco Corp. 144A	12,000	1,015,711
Sumitomo Mitsui Banking Corp.	737,000	7,683,781
Suzuken Co., Ltd.	19,700	739,195
Suzuki Motor Corp.	2,450,600	69,268,945
Terumo Corp.	1,110,300	43,702,595
Toho Gas Co., Ltd.	4,787,000	23,301,450
Tokyo Electric Power Co.	44,300	1,433,752
Tokyo Gas Co., Ltd.	210,000	1,116,959
TonenGeneral Sekiyu KK	229,000	2,271,286
Tostem Inax Holding Corp.	16,500	347,744

COMMON STOCKS (99.0%)* continued

	Shares	Value

Japan continued
Toyo Suisan Kaisha, Ltd.	114,000	$1,828,406
Toyota Motor Corp.	289,400	18,979,071
Ulvac, Inc.	83,500	2,861,162
		1,663,298,234

Jersey (—%)
Experian Group, Ltd. 144A †	280,135	3,282,236

Kazakhstan (—%)
Kazkommertsbank GDR †	11,278	260,522
Kazkommertsbank GDR 144A †	35,135	811,619
		1,072,141

Luxembourg (—%)
Tenaris SA ADR	14,258	711,332

Malaysia (0.1%)
Digi.com Berhad	56,400	243,133
Genting Berhad	92,200	861,047
Public Bank Berhad (Local)	589,600	1,296,160
Public Bank Berhad (Foreign Market)	139,300	309,824
Road Builder Holdings Berhad	1,098,000	1,058,725
		3,768,889

Mexico (—%)
Axtel SA de CV †	411,220	1,256,971
Cemex SA de CV ADR †	23,500	796,180
Grupo Mexico SAB de CV SA Ser. B	199,100	730,304
		2,783,455

Netherlands (2.8%)
Akzo-Nobel NV	24,487	1,493,063
Endemol NV	113,844	2,598,398
Hagemeyer NV † (S)	100,757	510,264
ING Groep NV	3,049,102	135,079,844
Koninklijke (Royal) KPN NV	3,335,871	47,275,157
Koninklijke (Royal) KPN NV 144A	12,580	178,281
Royal Dutch Shell PLC Class B	28,062	990,693
Royal Numico NV	40,537	2,171,157
Unilever NV	75,222	2,053,808
		192,350,665

Norway (1.7%)
DnB Holdings ASA	4,022,168	57,118,406
Fred Olsen Energy ASA †	17,800	831,208
Fred Olsen Energy ASA 144A †	4,800	224,146
Norsk Hydro ASA	53,285	1,638,513
Schibsted ASA	297,132	10,638,589
Statoil ASA (S)	1,827,574	48,225,310
		118,676,172

COMMON STOCKS (99.0%)* continued

	Shares	Value

Philippines (—%)
Ayala Corp.	60,080	$724,006
Globe Telecom, Inc.	29,851	752,400
		1,476,406

Poland (—%)
Globe Trade Centre SA †	78,290	1,082,885

Portugal (0.5%)
Banco Comercial Portugues SA	10,117,138	37,374,097

Russia (0.5%)
Gazprom	2,631,844	30,178,252
Lukoil	30,532	2,676,847
Mobile Telesystems ADR	15,255	765,648
Novolipetsk Steel GDR	41,524	963,243
TMK OAO 144A GDR †	21,870	765,450
		35,349,440

Singapore (0.6%)
Ascendas Real Estate Investment Trust (R)	821,000	1,429,717
Chartered Semiconductor Manufacturing, Ltd. †	24,235,000	20,164,249
Oversea-Chinese Banking Corp.	947,000	4,745,762
SembCorp Industries, Ltd.	147,580	368,518
Singapore Airlines, Ltd.	547,000	6,243,175
Singapore Telecommunications, Ltd.	537,700	1,149,058
StarHub, Ltd.	1,634,294	2,798,567
StarHub, Ltd. 144A	1,248,856	2,138,542
		39,037,588

South Africa (0.1%)
Barloworld, Ltd.	27,485	643,432
Gold Fields, Ltd.	4,266	80,653
Gold Fields, Ltd. ADR (S)	30,851	582,467
Growthpoint Properties, Ltd.	484,600	854,701
Reunert, Ltd.	76,980	897,258
Sasol, Ltd.	30,094	1,111,254
		4,169,765

South Korea (0.7%)
Daegu Bank	55,730	950,336
Hyundai Mipo Dockyard	6,210	796,468
Kookmin Bank	8,988	724,825
Korean Air Lines Co., Ltd.	18,412	699,003
LG Electronics, Inc.	11,810	694,709
LG Engineering & Construction, Ltd.	12,704	1,130,805
NHN Corp.	6,137	749,723
POSCO	128,383	42,551,494
Samsung Electronics Co., Ltd.	3,262	2,137,524
Shinhan Financial Group Co., Ltd.	18,530	950,029
		51,384,916

COMMON STOCKS (99.0%)* continued

	Shares	Value

Spain (3.0%)
Banco Bilbao Vizcaya Argentaria SA	6,332,439	$151,899,985
Banco Santander Central Hispano SA	225,008	4,184,812
Grifols SA †	83,608	1,114,277
Iberdrola SA	1,142,642	49,649,594
Iberia Lineas Aereas de Espana SA	928,852	3,382,566
		210,231,234

Sweden (3.8%)
Hennes & Mauritz AB Class B	1,822,079	91,806,167
Lindab International AB †	83,180	1,583,414
Lindab International AB 144A †	35,480	675,397
Sandvik AB	109,000	1,575,946
Skanska AB Class B	68,800	1,349,584
Swedbank AB	2,718,072	98,449,042
Telefonaktiebolaget LM Ericsson AB Class B	16,847,502	67,927,137
Volvo AB Class B	10,870	748,464
		264,115,151

Switzerland (9.8%)
Arpida, Ltd. †	11,437	277,220
Basilea Pharmaceutica AG †	1,547	270,352
Clariant AG †	109,177	1,629,243
Credit Suisse Group	2,392,161	166,888,814
Geberit International AG	408	628,572
Julius Baer Holding, Ltd. Class B	27,864	3,053,915
Nestle SA	285,274	101,158,828
Nobel Biocare Holding AG	370,620	109,530,443
Novartis AG	153,229	8,804,894
Petroplus Holdings AG †	44,831	2,722,381
Petroplus Holdings AG 144A †	19,250	1,168,964
Roche Holding AG	976,632	174,725,738
Santhera Pharmaceuticals †	3,528	263,456
Speedel Holding AG †	1,734	231,909
STMicroelectronics NV	115,269	2,127,878
Straumann Holding AG	3,047	735,409
Swisscom AG	21,670	8,200,073
Synthes, Inc.	7,449	887,872
Xstrata PLC (London Exchange)	52,263	2,608,083
Zurich Financial Services AG	345,077	92,571,254
		678,485,298

Taiwan (0.1%)
China Life Insurance Co. †	1,648,000	888,510
China Steel Corp.	933,570	991,515
Greatek Electronics, Inc.	732,000	964,612
Himax Technologies, Inc. ADR †	357,727	1,706,358

COMMON STOCKS (99.0%)* continued

	Shares	Value

Taiwan continued
Media Tek, Inc.	74,000	$766,305
Mitac Int’l	839,000	1,015,604
Novatek Microelectronics Corp., Ltd.	190,000	860,973
Wistron Corp.	863,052	1,282,788
		8,476,665

Thailand (—%)
Italian-Thai Development PCL NVDR (Non Voting
Depository Receipt)	4,485,900	666,270
Krung Thai Bank PCL	2,537,200	832,622
Krung Thai Bank PCL NVDR	410,800	134,781
		1,633,673

Turkey (—%)
Dogan Yayin Holding AS †	1	2

United Arab Emirates (—%)
Emaar Properties	313,300	1,040,750

United Kingdom (18.9%)
3i Group PLC	146,978	2,898,701
ARM Holdings PLC	904,525	2,226,382
Aviva PLC	213,097	3,421,997
BAE Systems PLC	670,027	5,557,906
Barclays PLC	8,191,614	116,665,152
Barratt Developments PLC	2,627,227	63,503,410
BHP Billiton PLC	7,168,332	132,460,778
BP PLC	15,113,847	168,892,591
British Energy Group PLC †	3,247,127	34,508,178
Bunzl PLC	514,044	6,279,306
Davis Service Group PLC	73,641	724,259
easyJet PLC †	69,778	833,766
GKN PLC	145,599	788,351
GlaxoSmithKline PLC	228,861	6,033,314
Hikma Pharmaceuticals PLC 144A	15,300	109,380
IMI PLC	2,995,715	29,522,525
Imperial Chemical Industries PLC	6,030,766	53,354,573
Imperial Tobacco Group PLC	84,803	3,341,927
J Sainsbury PLC	4,563,142	36,568,209
John Wood Group PLC	104,341	535,206
Kelda Group PLC	132,211	2,396,829
Ladbrokes PLC	5,579,102	45,566,675
Marks & Spencer Group PLC	234,679	3,287,021
Next PLC	41,540	1,460,103
Pennon Group PLC	209,259	2,327,816
Punch Taverns PLC	3,537,088	88,296,411
Reckitt Benckiser PLC	2,722,749	124,428,524
Rio Tinto PLC	143,256	7,612,760
Royal Bank of Scotland Group PLC	3,025,011	117,588,870
Scottish and Southern Energy PLC	79,438	2,416,102

COMMON STOCKS (99.0%)* continued

	Shares	Value

United Kingdom continued
Scottish Power PLC	6,588,331	$96,389,653
SIG PLC	59,756	1,204,304
Travis Perkins PLC	1,080,797	41,800,613
Vodafone Group PLC	38,268,120	105,584,126
WPP Group PLC	188,776	2,556,937
		1,311,142,655

Total common stocks (cost $5,580,847,610)		$6,881,784,167

WARRANTS (—%)* †

	Expiration date	Strike Price	Warrants	Value

Fuji Television Network
Structured Exercise Call
Warrants 144A
(issued by Merrill Lynch
International & Co.) (Japan)	11/20/07	—	131	$299,077
MSCI Daily TR Net Emerging
Markets India USD Structured
USD Composite European
Style Call Warrants 144A
(issued by Merrill Lynch
International & Co.)	10/09/07	—	2,649	1,016,021

Total warrants (cost $1,134,618)				$1,315,098

SHORT-TERM INVESTMENTS (1.8%)*

	Principal amount/shares	Value
Short-term investments held as collateral for loaned
securities with yields ranging from 4.80% to 5.46%
and due dates ranging from January 2, 2007
to February 28, 2007 (d)	$ 44,017,611	$43,993,664
Putnam Prime Money Market Fund (e)	75,625,721	75,625,721
U.S. Treasury Bills 4.92%, March 29, 2007	4,233,000	4,183,262

Total short-term investments (cost $123,802,647)		$123,802,647

TOTAL INVESTMENTS
Total investments (cost $5,705,784,875)		$7,006,901,912

* Percentages indicated are based on net assets of $6,952,038,364

† Non-income-producing security.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees. On December 31, 2006, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at December 31, 2006.

At December 31, 2006, liquid assets totaling $42,377,235 have been designated as collateral for open forward commitments and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or GDR after the name of a foreign holding stands for American Depository Receipts or Global Depository Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

The fund had the following sector group concentration greater than 10% at December 31, 2006 (as a percentage of net assets):

Banking                                        16.1%

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/06 (aggregate face value $1,133,199,429) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$534,933,164	$515,025,864	1/17/07	$19,907,300
British Pound	397,091,592	399,787,796	3/22/07	(2,696,204)
Euro	102,329,296	102,206,216	3/22/07	123,080
Japanese Yen	46,035,754	46,857,869	2/21/07	(822,115)
Norwegian Krone	51,896,237	52,430,552	3/22/07	(534,315)
Swedish Krona	16,784,144	16,891,132	3/22/07	(106,988)

Total				$15,870,758

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/06 (aggregate face value $1,122,021,434) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 17,574,188	$ 17,473,426	1/17/07	$ (100,762)
British Pound	20,439,320	20,600,074	3/22/07	160,754
Canadian Dollar	23,895,641	24,869,869	1/17/07	974,228
Euro	87,226,765	87,687,254	3/22/07	460,489
Hong Kong Dollar	140,196,385	140,342,055	2/21/07	145,670
Japanese Yen	433,333,854	441,063,532	2/21/07	7,729,678
Norwegian Krone	17,140,159	17,517,870	3/22/07	377,711
Swedish Krona	89,351,831	89,672,424	3/22/07	320,593
Swiss Franc	278,849,903	282,794,930	3/22/07	3,945,027

Total				$14,013,388

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 12/31/06 (Unaudited)

ASSETS

Investment in securities, at value, including $41,846,624 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $5,630,159,154)	$6,931,276,191
Affiliated issuers (identified cost $75,625,721) (Note 5)	75,625,721

Cash	1,862,239

Foreign currency (cost $2,528,558) (Note 1)	2,507,321

Dividends, interest and other receivables	6,987,492

Receivable for shares of the fund sold	9,660,660

Receivable for securities sold	23,088,508

Receivable for variation margin (Note 1)	516,412

Receivable for open forward currency contracts (Note 1)	34,590,546

Receivable for closed forward currency contracts (Note 1)	12,718,258

Foreign tax reclaim receivable	3,091,045

Total assets	7,101,924,393

LIABILITIES

Payable for securities purchased	19,323,758

Payable for shares of the fund repurchased	61,201,487

Payable for compensation of Manager (Notes 2 and 5)	10,627,477

Payable for investor servicing and custodian fees (Note 2)	1,487,651

Payable for Trustee compensation and expenses (Note 2)	551,646

Payable for administrative services (Note 2)	13,286

Payable for distribution fees (Note 2)	3,721,768

Payable for open forward currency contracts (Note 1)	4,706,400

Payable for closed forward currency contracts (Note 1)	3,750,749

Collateral on securities loaned, at value (Note 1)	43,993,664

Other accrued expenses	508,143

Total liabilities	149,886,029

Net assets	$6,952,038,364

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$5,464,808,692

Distributions in excess of net investment income (Note 1)	(49,929,728)

Accumulated net realized gain on investments
and foreign currency transactions (Note 1)	205,941,281

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	1,331,218,119

Total — Representing net assets applicable to capital shares outstanding	$6,952,038,364
(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($4,036,756,507 divided by 128,868,516 shares)	$31.32

Offering price per class A share
(100/94.75 of $31.32)*	$33.06

Net asset value and offering price per class B share
($1,115,995,686 divided by 36,975,119 shares)**	$30.18

Net asset value and offering price per class C share
($284,273,299 divided by 9,237,165 shares)**	$30.77

Net asset value and redemption price per class M share
($93,928,058 divided by 3,043,744 shares)	$30.86

Offering price per class M share
(100/96.75 of $30.86)*	$31.90

Net asset value, offering price and redemption price per class R share
($4,466,081 divided by 143,703 shares)	$31.08

Net asset value, offering price and redemption price per class Y share
($1,416,618,733 divided by 44,919,362 shares)	$31.54

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 12/31/06 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $3,252,665)	$ 45,499,518

Interest (including interest income of $1,009,834
from investments in affiliated issuers) (Note 5)	1,262,086

Securities lending	8,620

Total investment income	46,770,224

EXPENSES

Compensation of Manager (Note 2)	20,744,095

Investor servicing fees (Note 2)	7,646,172

Custodian fees (Note 2)	3,925,547

Trustee compensation and expenses (Note 2)	87,239

Administrative services (Note 2)	37,630

Distribution fees — Class A (Note 2)	4,749,833

Distribution fees — Class B (Note 2)	5,631,569

Distribution fees — Class C (Note 2)	1,354,090

Distribution fees — Class M (Note 2)	335,449

Distribution fees — Class R (Note 2)	8,984

Other	800,210

Non-recurring costs (Notes 2 and 6)	23,259

Costs assumed by Manager (Notes 2 and 6)	(23,259)

Fees waived and reimbursed by Manager (Note 5)	(18,956)

Total expenses	45,301,862

Expense reduction (Note 2)	(2,761,329)

Net expenses	42,540,533

Net investment income	4,229,691

Net realized gain on investments (Notes 1 and 3)	498,591,476

Net realized gain on futures contracts (Note 1)	157,065

Net realized gain on foreign currency transactions (Note 1)	45,360,940

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	32,409,139

Net unrealized appreciation of investments
and future contracts during the period	415,607,360

Net gain on investments	992,125,980

Net increase in net assets resulting from operations	$996,355,671

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Six months ended	Year ended
	12/31/06*	6/30/06

Operations:
Net investment income	$4,229,691	$95,149,112

Net realized gain on investments and foreign
currency transactions	544,109,481	944,648,821

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	448,016,499	371,504,900

Net increase in net assets resulting from operations	996,355,671	1,411,302,833

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(85,345,445)	(66,521,442)

Class B	(15,526,112)	(16,227,288)

Class C	(4,066,861)	(3,356,978)

Class M	(1,552,815)	(1,333,118)

Class R	(88,107)	(30,587)

Class Y	(32,963,225)	(26,170,647)

Net realized short-term gain on investments

Class A	(23,774,803)	—

Class B	(6,928,128)	—

Class C	(1,701,798)	—

Class M	(560,739)	—

Class R	(25,953)	—

Class Y	(8,293,973)	—

From net realized long-term gain on investments

Class A	(154,597,178)	—

Class B	(45,050,595)	—

Class C	(11,066,052)	—

Class M	(3,646,239)	—

Class R	(168,761)	—

Class Y	(53,932,090)	—

Redemption fees (Note 1)	100,549	237,700

Increase (decrease) from capital share transactions (Note 4)	32,456,014	(870,490,033)

Total increase in net assets	579,623,360	427,410,440

(Continued on next page)

Statement of changes in net assets (Continued)

NET ASSETS

Beginning of period	6,372,415,004	5,945,004,564

End of period (including distributions in excess of net
investment income of $49,929,728 and undistributed
net investment income of $85,383,146, respectively)	$6,952,038,364	$6,372,415,004

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
December 31, 2006**	$28.82	.04(d)	4.62	4.66	(.70)	(1.46)	(2.16)	—(h)	$31.32	16.23*	$4,036,757	.63*(d)	.12(d)*	47.14*
June 30, 2006	23.39	.45(d,ef )	5.51	5.96	(.53)	—	(.53)	—(h)	28.82	25.70	3,601,661	1.19(d,e)	1.69(d,e,f )	83.10
June 30, 2005	20.86	.25(d,g)	2.61	2.86	(.33)	—	(.33)	—(h)	23.39	13.71	3,137,593	1.24(d)	1.11(d,g)	74.79
June 30, 2004	17.43	.15(d)	3.63	3.78	(.35)	—	(.35)	—(h)	20.86	21.81	3,677,492	1.23(d)	.74(d)	69.27
June 30, 2003	19.18	.22	(1.93)	(1.71)	(.04)	—	(.04)	—	17.43	(8.93)	6,855,608	1.22	1.33	53.11(i)
June 30, 2002	21.24	.17	(2.23)	(2.06)	—	—	—	—	19.18	(9.70)	6,930,312	1.16	.85	42.17

CLASS B
December 31, 2006**	$27.71	(.07)(d)	4.44	4.37	(.44)	(1.46)	(1.90)	—(h)	$30.18	15.82*	$1,115,996	1.01*(d)	(.25)(d)*	47.14*
June 30, 2006	22.49	.21(d,e.f )	5.33	5.54	(.32)	—	(.32)	—(h)	27.71	24.77	1,162,723	1.94(d,e)	.83(d,e,f )	83.10
June 30, 2005	20.07	.07(d,g)	2.51	2.58	(.16)	—	(.16)	—(h)	22.49	12.86	1,344,142	1.99(d)	.35(d,g)	74.79
June 30, 2004	16.79	.02(d)	3.47	3.49	(.21)	—	(.21)	—(h)	20.07	20.84	1,577,583	1.98(d)	.12(d)	69.27
June 30, 2003	18.57	.08	(1.86)	(1.78)	—	—	—	—	16.79	(9.59)	1,892,054	1.97	.51	53.11(i)
June 30, 2002	20.72	.01	(2.16)	(2.15)	—	—	—	—	18.57	(10.38)	2,326,938	1.91	.04	42.17

CLASS C
December 31, 2006**	$28.25	(.08)(d)	4.53	4.45	(.47)	(1.46)	(1.93)	—(h)	$30.77	15.79*	$284,273	1.01*(d)	(.26)(d)*	47.14*
June 30, 2006	22.93	.23(d,e.f )	5.42	5.65	(.33)	—	(.33)	—(h)	28.25	24.77	264,090	1.94(d,e)	.87(d,e,f )	83.10
June 30, 2005	20.44	.08(d,g)	2.55	2.63	(.14)	—	(.14)	—(h)	22.93	12.87	259,993	1.99(d)	.34(d,g)	74.79
June 30, 2004	17.05	—(d,h)	3.55	3.55	(.16)	—	(.16)	—(h)	20.44	20.86	313,496	1.98(d)	.02(d)	69.27
June 30, 2003	18.86	.09	(1.90)	(1.81)	—	—	—	—	17.05	(9.60)	534,933	1.97	.54	53.11(i)
June 30, 2002	21.03	.01	(2.18)	(2.17)	—	—	—	—	18.86	(10.32)	601,907	1.91	.07	42.17

CLASS M
December 31, 2006**	$28.35	(.04)(d)	4.55	4.51	(.54)	(1.46)	(2.00)	—(h)	$30.86	15.97*	$93,928	.88*(d)	(.13)(d)*	47.14*
June 30, 2006	23.00	.30(d,ef )	5.44	5.74	(.39)	—	(.39)	—(h)	28.35	25.12	86,932	1.69(d,e)	1.14(d,e,f )	83.10
June 30, 2005	20.51	.13(d,g)	2.56	2.69	(.20)	—	(.20)	—(h)	23.00	13.13	90,499	1.74(d)	.60(d,g)	74.79
June 30, 2004	17.13	.05(d)	3.56	3.61	(.23)	—	(.23)	—(h)	20.51	21.13	109,648	1.73(d)	.28(d)	69.27
June 30, 2003	18.90	.11	(1.88)	(1.77)	—	—	—	—	17.13	(9.37)	187,266	1.72	.73	53.11(i)
June 30, 2002	21.04	.06	(2.20)	(2.14)	—	—	—	—	18.90	(10.17)	248,921	1.66	.30	42.17

CLASS R
December 31, 2006**	$28.61	—(d,h)	4.59	4.59	(.66)	(1.46)	(2.12)	—(h)	$31.08	16.12*	$4,466	.76*(d)	(.01)(d)*	47.14*
June 30, 2006	23.25	.53(d,e.f )	5.33	5.86	(.50)	—	(.50)	—(h)	28.61	25.42	3,354	1.44(d,e)	1.95(d,e,f )	83.10
June 30, 2005	20.77	.26(d,g)	2.52	2.78	(.30)	—	(.30)	—(h)	23.25	13.38	1,125	1.49(d)	1.17(d,g)	74.79
June 30, 2004	17.42	.18(d)	3.55	3.73	(.38)	—	(.38)	—(h)	20.77	21.50	559	1.48(d)	.84(d)	69.27
June 30, 2003 †	16.52	.08	.82	.90	—	—	—	—	17.42	5.45*	1	.65*	.47*	53.11(i)

CLASS Y
December 31, 2006**	$29.03	.08(d)	4.67	4.75	(.78)	(1.46)	(2.24)	—(h)	$31.54	16.41*	$1,416,619	.51*(d)	.25(d)*	47.14*
June 30, 2006	23.55	.53(d,ef ).	5.54	6.07	(.59)	—	(.59)	—(h)	29.03	26.05	1,253,655	.94(d,e)	1.95(d,e,f )	83.10
June 30, 2005	21.01	.29(d,g)	2.64	2.93	(.39)	—	(.39)	—(h)	23.55	13.98	1,111,652	.99(d)	1.31(d,g)	74.79
June 30, 2004	17.57	.19(d)	3.67	3.86	(.42)	—	(.42)	—(h)	21.01	22.07	1,282,011	.98(d)	.98(d)	69.27
June 30, 2003	19.33	.28	(1.96)	(1.68)	(.08)	—	(.08)	—	17.57	(8.67)	1,968,996.97		1.64	53.11(i)
June 30, 2002	21.35	.22	(2.24)	(2.02)	—	—	—	—	19.33	(9.46)	1,664,886.91		1.13	42.17

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48 49

Financial highlights (Continued)

* Not annualized. ** Unaudited.

† For the period January 21, 2003 (commencement of operations) to June 30, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

 (c) Includes amounts paid through expense offset and brokerage services arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	12/31/06	6/30/06	6/30/05	6/30/04

Class A	<0.01%	<0.01%	0.06%	0.03%

Class B	<0.01	<0.01	0.06	0.03

Class C	<0.01	<0.01	0.06	0.03

Class M	<0.01	<0.01	0.06	0.03

Class R	<0.01	<0.01	0.06	0.03

Class Y	<0.01	<0.01	0.06	0.03

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.02 per share and 0.07% of average net assets for the period ended June 30, 2006 (Note 6).

(f) Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.14	0.54%

Class B	0.13	0.51

Class C	0.14	0.52

Class M	0.14	0.53

Class R	0.18	0.66

Class Y	0.15	0.56

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices. As a result, the expenses of each class reflect a reduction of the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

(h) Amount represents less than $0.01 per share.

(i) Portfolio turnover excludes impact of assets received from the acquisition of Putnam Asia Pacific Fund and Putnam Emerging Markets Fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 12/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam International Equity Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in equity securities of companies located outside the United States.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies, other Putnam funds and products, and certain college savings plans.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported— as in the case of some securities traded over-the-counter— a security is valued at its last reported bid price.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At December 31, 2006, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluc-tuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract.

Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At December 31, 2006, the value of securities loaned amounted to $41,846,624. The fund received cash collateral of $43,993,664 which is pooled with collateral of other Putnam funds into 43 issues of high grade short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2006, the fund had a capital loss carryover of $43,695,458 available to the extent allowed by the Code to offset future net capital gain, if any.

The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$23,474,190	June 30, 2008

20,221,268	June 30, 2011

The aggregate identified cost on a tax basis is $5,737,673,846, resulting in gross unrealized appreciation and depreciation of $1,335,324,569 and $66,096,503, respectively, or net unrealized appreciation of $1,269,228,066.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $ 500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the period ended December 31, 2006, Putnam Management did not waive any of its management fee from the fund.

For the period ended December 31, 2006, Putnam Management has assumed $23,259 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Effective July 2006, The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to act as a sub-adviser to provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.10% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC received fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended December 31, 2006, the fund incurred $11,571,719 for these services. State Street Bank and Trust Company, will begin providing custodial functions for the fund’s assets in the subsequent period.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2006, the fund’s expenses were reduced by $2,761,329 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,544, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $164,827 and $1,997 from the sale of class A and class M shares, respectively, and received $290,547 and $2,670 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2006, Putnam Retail Management, acting as underwriter, received $573 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended December 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,080,180,144 and $3,407,938,798, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At December 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 12/31/06:
Shares sold	13,316,334	$403,225,396

Shares issued
in connection
with reinvestment
of distributions	7,824,560	243,421,948

	21,140,894	646,647,344

Shares
repurchased	(17,247,874)	(524,481,269)

Net increase	3,893,020	$122,166,075

Year ended 6/30/06:
Shares sold	31,824,846	$859,124,883

Shares issued
in connection
with reinvestment
of distributions	2,363,576	61,783,710

	34,188,422	920,908,593

Shares
repurchased	(43,371,248)	(1,154,597,530)

Net decrease	(9,182,826)	$(233,688,937)

CLASS B	Shares	Amount

Six months ended 12/31/06:
Shares sold	962,940	$28,292,453

Shares issued
in connection
with reinvestment
of distributions	1,987,500	59,585,258

	2,950,440	87,877,711

Shares
repurchased	(7,931,957)	(229,558,263)

Net decrease	(4,981,517)	$(141,680,552)

Year ended 6/30/06:
Shares sold	2,232,332	$ 57,923,836

Shares issued
in connection
with reinvestment
of distributions	564,972	14,254,269

	2,797,304	72,178,105

Shares
repurchased	(20,607,087)	(528,802,577)

Net decrease	(17,809,783)	$(456,624,472)

CLASS C	Shares	Amount

Six months ended 12/31/06:
Shares sold	364,634	$ 10,999,750

Shares issued
in connection
with reinvestment
of distributions	431,940	13,204,435

	796,574	24,204,185

Shares
repurchased	(907,812)	(26,933,886)

Net decrease	(111,238)	$ (2,729,701)

Year ended 6/30/06:
Shares sold	718,393	$ 19,065,351

Shares issued
in connection
with reinvestment
of distributions	101,427	2,608,692

	819,820	21,674,043

Shares
repurchased	(2,810,983)	(73,542,043)

Net decrease	(1,991,163)	$(51,868,000)

CLASS M	Shares	Amount

Six months ended 12/31/06:
Shares sold	263,665	$ 7,841,836

Shares issued
in connection
with reinvestment
of distributions	180,379	5,528,611

	444,044	13,370,447

Shares
repurchased	(466,538)	(13,920,936)

Net decrease	(22,494)	$ (550,489)

Year ended 6/30/06:
Shares sold	563,159	$ 15,066,847

Shares issued
in connection
with reinvestment
of distributions	49,435	1,274,437

	612,594	16,341,284

Shares
repurchased	(1,480,314)	(38,785,358)

Net decrease	(867,720)	$(22,444,074)

CLASS R	Shares	Amount

Six months ended 12/31/06:
Shares sold	39,329	$ 1,207,179

Shares issued
in connection
with reinvestment
of distributions	8,824	272,292

	48,153	1,479,471

Shares
repurchased	(21,682)	(636,465)

Net increase	26,471	$ 843,006

Year ended 6/30/06:
Shares sold	100,684	$2,762,299

Shares issued
in connection
with reinvestment
of distributions	1,137	29,541

	101,821	2,791,840

Shares
repurchased	(32,968)	(908,415)

Net increase	68,853	$ 1,883,425

CLASS Y	Shares	Amount

Six months ended 12/31/06:
Shares sold	6,867,706	$ 210,842,945

Shares issued
in connection
with reinvestment
of distributions	3,040,220	95,189,287

	9,907,926	306,032,232

Shares
repurchased	(8,173,749)	(251,624,557)

Net increase	1,734,177	$ 54,407,675

Year ended 6/30/06:
Shares sold	13,024,491	$ 353,986,997

Shares issued
in connection
with reinvestment
of distributions	995,460	26,170,647

	14,019,951	380,157,644

Shares
repurchased	(18,034,893)	(487,905,619)

Net decrease	(4,014,942)	$(107,747,975)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended December 31, 2006, management fees paid were reduced by $18,956 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $1,009,834 for the period ended December 31, 2006. During the period ended December 31, 2006, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $827,471,911 and $827,012,395, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $4,120,269 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effect of implementing this pronouncement, if any, will be noted in the fund’s next semiannual statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended December 31, 2006. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, Goldman Sachs, Citigroup Global Markets, UBS Warburg, and Merrill Lynch. Commissions paid to these firms together represented approximately 54% of the total brokerage commissions paid for the year ended December 31, 2006.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Cazenove, Deutsche Bank Securities, Dresdner Kleinwort Wasserstein, Hong Kong Shanghai Banking Corp., JPMorgan Clearing, Lehman Brothers, Macquarie, Morgan Stanley Dean Witter, and Nomura Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Charles E. Haldeman, Jr.	Beth S. Mazor
Putnam Investment	Paul L. Joskow	Vice President
Management, LLC	Elizabeth T. Kennan
One Post Office Square	Kenneth R. Leibler	James P. Pappas
Boston, MA 02109	Robert E. Patterson	Vice President
George Putnam, III
Investment Sub-Manager	W. Thomas Stephens	Richard S. Robie, III
Putnam Investments Limited	Richard B. Worley	Vice President
57–59 St. James’s Street
London, England SW1A 1LD	Officers	Francis J. McNamara, III
	George Putnam, III	Vice President and
Investment Sub-Adviser	President	Chief Legal Officer
The Putnam Advisory
Company, LLC	Charles E. Porter	Charles A. Ruys de Perez
One Post Office Square	Executive Vice President,	Vice President and
Boston, MA 02109	Principal Executive Officer,	Chief Compliance Officer
Associate Treasurer and
Marketing Services	Compliance Liaison	Mark C. Trenchard
Putnam Retail Management		Vice President and
One Post Office Square	Jonathan S. Horwitz	BSA Compliance Officer
Boston, MA 02109	Senior Vice President
	and Treasurer	Judith Cohen
Custodian		Vice President, Clerk and
Putnam Fiduciary	Steven D. Krichmar	Assistant Treasurer
Trust Company, State Street	Vice President and
Bank and Trust Company	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Legal Counsel	Janet C. Smith	Treasurer and Assistant Clerk
Ropes & Gray LLP	Vice President, Principal
	Accounting Officer and	Nancy E. Florek
Trustees	Assistant Treasurer	Vice President, Assistant Clerk,
John A. Hill, Chairman		Assistant Treasurer and
Jameson Adkins Baxter,	Susan G. Malloy	Proxy Manager
Vice Chairman	Vice President and
Charles B. Curtis	Assistant Treasurer
Myra R. Drucker

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA009 239976 2/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam International Equity Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: February 28, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2007